UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21403

Western Asset Inflation-Linked Income Fund

(Exact name of registrant as specified in charter)

One Madison Avenue, 17th Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: November 30, 2025

ITEM 1.	REPORT TO STOCKHOLDERS

(a) The Report to Shareholders is filed herewith

Annual Report
November 30, 2025

WESTERN ASSET
INFLATION-LINKED INCOME FUND (WIA)

Managed Distribution Policy: The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan pursuant to which the Fund makes monthly distributions to shareholders at a fixed rate of $0.0520 per common share, which rate may be adjusted from time to time by the Fund’s Board (the “Plan”). The Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.
The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders, however, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Plan. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan is subject to the periodic review by the Board to determine if an adjustment should be made.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Plan. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Fund objectives
The Fund’s primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective.

Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total managed assets in inflation-linked securities and at least 60% of its total managed assets in U.S. Treasury Inflation Protected Securities (TIPS). The Fund may also invest up to 40% of its total managed assets in non-U.S. dollar investments.
What’s inside

Western Asset Inflation-Linked Income Fund

II

Letter from the president

Dear Shareholder,
We are pleased to provide the annual report of Western Asset Inflation-Linked Income Fund for the twelve-month reporting period ended November 30, 2025. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:
•
 Fund prices and performance,
•
 Market insights and commentaries from our portfolio managers, and
•
 A host of educational resources.
We look forward to helping you meet your financial goals.
Sincerely,

Jane Trust, CFA

President and Chief Executive Officer
December 31, 2025

III
Western Asset Inflation-Linked Income Fund

Fund overview
Q. What is the Fund’s investment strategy?
A. The Fund’s primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective. Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total managed assetsi in inflation-linked securities and at least 60% of its total managed assets in TIPSii. The Fund may also invest up to 40% of its total managed assets in non-U.S. dollar investments, which gives the Fund flexibility to invest up to 40% of its total managed assets in non-U.S. dollar inflation-linked securities (no more than 20% of its non-U.S. dollar exposure may be unhedged). The Fund may invest no more than 10% of its total managed assets in investments rated below investment grade at the time of purchase (or, if unrated, assets of comparable quality as determined by management). The Fund may engage in currency strategies, using instruments such as currency forwards, futures and options, to take long and short foreign currency positions subject to a limit of exposure from such strategies to 40% of total managed assets. This capacity is in addition to the capacity to have 20% unhedged exposure to non-U.S. dollar currencies through the purchase of fixed income securities. The Fund may utilize commodity-related strategies for up to 10% of its total managed assets. Exposure to commodities is expected to be achieved using a variety of instruments, such as futures contracts, options and other derivatives, or through investments in exchange-traded products that offer exposure to commodities. The Fund does not expect to hold physical commodities.
Each of the foregoing policies is a non-fundamental policy that may be changed without shareholder approval. The Fund also has the following non-fundamental policy, which, to the extent required by applicable law, may only be changed after notice to shareholders: under normal market conditions, the Fund will invest at least 80% of its total managed assets in inflation-protected securities and non-inflation-protected securities and instruments with the potential to enhance the Fund’s income. To the extent permitted by the foregoing policies, the Fund may invest in emerging markets debt securities.
Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets. To the extent the Fund covers its commitments under these transactions, investment in these transactions will not be considered leverage for purposes of the Fund’s policy on the amount of leverage it may incur. The Fund currently expects that the average effective duration of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. The Fund may enter into credit default swap contracts, interest rate swap contracts and total return swap contracts for investment purposes, to manage its credit risk or to add leverage. There can be no assurance that the Fund will achieve its investment objectives.
The Fund seeks to offer an inflation hedge through investments in global inflation-linked securities, and primarily in TIPS. The Fund also seeks to offer shareholders certain additional advantages through the ability to invest in other fixed income asset classes, which may result in higher total returns and higher distribution rates. These asset classes
Western Asset Inflation-Linked Income Fund 2025 Annual Report

Fund overview (cont’d)
include select investments in high-yield and investment-grade credit, emerging markets and structured products.
At Western Asset Management Company, LLC (Western Asset), the Fund’s investment adviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Michael C. Buchanan and Frederick Marki.
Q. What were the overall market conditions during the Fund’s reporting period?
A. The overall U.S. fixed income market experienced periods of volatility but generated a solid return over the twelve months ended November 30, 2025. The market was driven by several factors, including mixed economic data, moderating but “sticky” inflation, shifting U.S. Federal Reserve (Fed) monetary policy, trade tensions between the U.S. and its trading partners, a 43-day government shutdown that ended in November 2025, and several geopolitical issues.
Looking back, the Fed lowered interest rates in September 2024 (the first reduction since 2020) and again in November and December 2024. The December reduction put the federal funds target rate at 4.25%-4.50%, the lowest level since December 2022. The Fed then remained on hold at its first five meetings in 2025, as it weighed the impact of the U.S. President’s tariffs on the economy and inflation. Then, as expected, the Fed lowered rates at both its September and October 2025 meetings, citing concerns over the labor market.
Both short- and long-term U.S. Treasury yields declined during the reporting period. The two-year U.S. Treasury yield began the period at 4.13% and ended at 3.47%, whereas the ten-year U.S. Treasury yield began the period at 4.18% and ended at 4.02%.
Inflation remained higher than the Fed’s preferred 2% target during the reporting period. For the twelve months ended November 30, 2025, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (CPI-U)iii, was 2.7%. The CPI-U less food and energy was 2.6% over the same time frame. TIPS, as measured by the Bloomberg U.S. TIPS Indexiv, returned 5.74% during the reporting period.
Q. How did we respond to these changing market conditions?
A. A number of adjustments were made to the Fund’s portfolio during the reporting period. The Fund trimmed but maintained a modest overweight duration stance versus the benchmark, mostly in the long end of the yield curve which, in turn, reduced the Fund’s yield curve flattener positioning.

Western Asset Inflation-Linked Income Fund 2025 Annual Report

During the reporting period, the Fund reduced but maintained its overweight exposure to investment-grade corporate credit and emerging markets. The Fund generally maintained its modest overweight exposures to structured products.
The Fund employed interest rate futures and swaps to manage its yield curve positioning and interest rate risk. In aggregate, the use of these instruments contributed to performance. Futures on commodities, which were used to manage the Fund’s commodity exposure, contributed to performance. Index credit default swaps were employed to achieve a synthetic exposure to corporate bonds and, in aggregate, contributed to performance. Finally, the Fund used foreign exchange forwards and futures to hedge positions, as well as to take outright positions in a variety of emerging and developed market currencies. These instruments were net detractors from performance.
Leverage was used to enhance the Fund’s yield. The Fund ended the reporting period with leverage as a percentage of total assets of roughly 29% versus 34% when the period began. The use of leverage contributed to performance during the reporting period.
Performance review
For the twelve months ended November 30, 2025, Western Asset Inflation-Linked Income Fund returned 7.58% based on its net asset value (NAV)v and 9.39% based on its New York Stock Exchange (NYSE) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg U.S. Government Inflation-Linked 1-10 Year Indexvi and the Bloomberg U.S. Government Inflation-Linked All Maturities Indexvii, returned 6.69% and 5.58%, respectively, for the same period. The Bloomberg World Government Inflation-Linked All Maturities Indexviii and the Fund’s Custom Benchmarkix returned 5.25% and 5.62%, respectively, over the same time frame.
The Fund has adopted a managed distribution policy. Pursuant to this policy, the Fund intends to make regular monthly distributions to common shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board. This policy has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s investment adviser believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.
During the twelve-month period, the Fund made distributions to shareholders totaling $0.62 per share of which $0.23 will be treated as a return of capital for tax purposes.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of November 30, 2025. Past performance is no guarantee of future results.
*
For the tax character of distributions paid during the fiscal year ended November 30, 2025, please refer to page 46 of this report.
Western Asset Inflation-Linked Income Fund 2025 Annual Report

Fund overview (cont’d)

Performance Snapshot as of November 30, 2025
Price Per Share	12-Month Total Return**
$9.21 (NAV)	7.58%†
$8.41 (Market Price)	9.39%‡
All figures represent past performance and are not a guarantee of future results.
** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
† Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.
‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
One of the distinguishing features of closed-end funds compared to other investment vehicles is the ability to trade at a premium or discount to NAV. Since the Fund is listed on the NYSE, the share price may trade above (premium) or below (discount) its NAV. Whereas the NAV is reflective of the Fund’s underlying investments, the share price is reflective of the overall supply and demand in the marketplace. Historically, the majority of closed-end funds have traded at a discount to NAV. This Fund is no exception to this phenomenon. We believe the Fund’s discount may be driven by a number of factors, including the overall closed-end fund market, current distribution rate and muted demand for inflation-linked investment products. While there are actions that may temporarily reduce the discount to NAV, which the Board regularly evaluates, we believe that if investor demand for inflation-linked investments increases, that development, among other factors, may help reduce the Fund’s share price discount to NAV over time. Western Asset continues to believe the Fund offers investors the opportunity for long-term inflation protection while providing a source of diversification for investors’ fixed income portfolios.
Q. What were the leading contributors to performance?
A. The Fund’s exposure to emerging markets was one of the major contributors as U.S. dollar-denominated spreads tightened and certain foreign exchange positions were rewarded. Exposure to corporate credit (both investment-grade and high-yield) and structured products also contributed to performance as spreads tightened over the reporting period. The Fund’s yield curve positioning was additive as the curve steepened. Exposure to commodities also added to performance. In addition, the Fund’s tactical Treasury exposure was beneficial as breakeven inflation rates fluctuated during the reporting period.
Q. What were the leading detractors from performance?
A. Duration positioning slightly detracted primarily due to rising rates at the end of 2024.

Western Asset Inflation-Linked Income Fund 2025 Annual Report

Looking for additional information?
The Fund is traded under the symbol “WIA” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XWIAX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.
In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.
Thank you for your investment in the Western Asset Inflation-Linked Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,
Western Asset Management Company, LLC
December 16, 2025
RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s common shares are traded on the NYSE. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed income investment’s price. The Fund is subject to the additional risks associated with inflation protected securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Investments in foreign companies, including emerging markets, involve risks beyond those inherent solely in domestic investments. Leverage may cause a fund to be more volatile than if the fund had not been leveraged, which may increase the risk of investment loss. Derivatives, such as options, futures, forwards and swaps, can be illiquid, create counterparty risk, may disproportionately increase losses, and may have a potentially large impact on Fund performance. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities. International investments are subject to currency fluctuations, as well as social, economic and political risks. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries.
An investment in the Fund is subject to the following additional risks. Lower grade securities, or equivalent unrated securities, which are commonly known as “junk bonds,” typically entail
Western Asset Inflation-Linked Income Fund 2025 Annual Report

Fund overview (cont’d)
greater potential price volatility and may be less liquid than higher-rated securities. The Fund may have to apply a greater degree of judgment in establishing a price for lower grade securities for purposes of valuing fund shares. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade securities. Lower grade securities are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated securities. Lower grade and unrated securities are generally issued by less creditworthy issuers that may have a larger amount of outstanding debt relative to their assets than issuers of higher grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of lower grade security holders, leaving few or no assets available to repay lower grade security holders. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Lower grade securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems lower grade securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income. Lower grade and unrated securities involve the risk that the Fund’s investment adviser may not accurately evaluate the security’s comparative rating. Analysis of the creditworthiness of issuers of lower grade and unrated securities may be more complex than for issuers of higher quality securities. To the extent that the Fund holds lower grade and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Fund’s investment adviser’s credit analysis than if the Fund held exclusively higher-quality and rated securities. If changes in the currency exchange rates do not occur as anticipated, the Fund may lose money on currency transactions. The Fund’s ability to use currency transactions successfully depends on a number of factors, including the currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Fund to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Income Fund CFC (the Subsidiary), organized under the laws of the Cayman Islands. The Fund and the Subsidiary are deemed “commodity pools” and the investment adviser is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The investment adviser, directly or through its affiliates, is therefore subject to dual regulation by the Securities and Exchange Commission (the SEC) and the Commodity Futures Trading Commission (the CFTC).
The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time. Investments by the Fund in commodity-linked derivatives may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular

Western Asset Inflation-Linked Income Fund 2025 Annual Report

industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered as an investment company and is not subject to all of the investor protections of the Investment Company Act of 1940 (the 1940 Act). Changes in the laws of the United States and/or the Cayman Islands could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, shareholders would likely suffer decreased investment returns. The Fund’s exposure to commodities markets, including through the Subsidiary, may be limited by its intention to qualify as a regulated investment company for U.S. federal income tax purposes and may interfere with its ability to qualify as such. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The Fund may also invest in money market funds, including funds affiliated with the Fund’s investment adviser. For more information on Fund risks, see Summary of information regarding the Fund - Principal Risk Factors in this report.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.
Portfolio holdings and breakdowns are as of November 30, 2025 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 22 for a list and percentage breakdown of the Fund’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2025, were: U.S. treasury inflation protected securities (110.7%), corporate bonds & notes (8.2%), collateralized mortgage obligations (7.7%), non-U.S. treasury inflation protected securities (2.6%) and sovereign bonds (1.6%). The Fund’s portfolio composition is subject to change at any time.
Western Asset Inflation-Linked Income Fund 2025 Annual Report

Fund overview (cont’d)
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
i
Total managed assets equals the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).
ii
U.S. Treasury Inflation-Protected Securities (TIPS) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant but generates a different amount of interest when multiplied by the inflation-adjusted principal.
iii
The Consumer Price Index for All Urban Consumers (CPI-U) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 93% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.
iv
The Bloomberg U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.
v
Net asset value (NAV) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.
vi
The Bloomberg U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.
vii
The Bloomberg U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.
viii
The Bloomberg World Government Inflation-Linked All Maturities Index measures the performance of the major government inflation-linked bond markets.
ix
The Custom Benchmark is comprised of 90% Bloomberg U.S. Government Inflation-Linked All Maturities Index and 10% Bloomberg U.S. Credit Index. The Bloomberg U.S. Credit Index is an index composed of corporate and noncorporate debt issues that are investment grade (rated Baa3/BBB- or higher).
 Important data provider notices and terms available at www.franklintempletondatasources.com.

Western Asset Inflation-Linked Income Fund 2025 Annual Report

Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

As of November 30, 2025
As of November 30, 2024
90%
75%
60%
45%
30%
15%
0%
78.8
80.3
5.9
9.0
5.5
4.6
1.9
2.3
1.1
1.8
0.0‡
0.1
0.0
0.0‡
6.8
1.9
U.S. Treasury inflation protected securities
Corporate bonds & notes
Collateralized mortgage obligations
Non-U.S. Treasury inflation protected securities
Sovereign bonds
Mortgage-backed securities
Asset-backed securities
Short-term investments

†
The bar graph above represents the composition of the Fund’s investments as of November 30, 2025, and November 30, 2024, and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡
Represents less than 0.1%.
Western Asset Inflation-Linked Income Fund 2025 Annual Report

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 11/30/25	7.58%
Five Years Ended 11/30/25	0.61
Ten Years Ended 11/30/25	3.15
Cumulative total returns[1]
11/30/15 through 11/30/25	36.41%

Market Price
Average annual total returns[2]
Twelve Months Ended 11/30/25	9.39%
Five Years Ended 11/30/25	1.36
Ten Years Ended 11/30/25	4.63
Cumulative total returns[2]
11/30/15 through 11/30/25	57.29%
All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.
[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Western Asset Inflation-Linked Income Fund 2025 Annual Report

Historical performance
Value of $10,000 invested in
Western Asset Inflation-Linked Income Fund vs. Bloomberg U.S. Government Inflation-Linked 1-10 Year Index and Bloomberg U.S. Government Inflation-Linked All Maturities Index† — November 2015 - November 2025

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.
†
Hypothetical illustration of $10,000 invested in Western Asset Inflation-Linked Income Fund on November 30, 2015, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value and also assuming the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan through November 30, 2025. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Government Inflation-Linked 1-10 Year Index and the Bloomberg U.S. Government Inflation-Linked All Maturities Index (together, the “Indices”). The Bloomberg U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. Treasury Inflation-Protected Securities (“TIPS”) market. The Bloomberg U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more. The Indices are unmanaged. Please note that an investor cannot invest directly in an index.
Western Asset Inflation-Linked Income Fund 2025 Annual Report

Consolidated schedule of investments
November 30, 2025
 Western Asset Inflation-Linked Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 110.7%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	9,818,760	$9,809,292 (a)
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	3,221,200	3,256,793
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	13,615,290	14,130,691
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	44,454,375	48,214,121 (a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	5,109,282	5,142,645 (b)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	2,224,755	2,218,042 (c)
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	4,312,260	3,425,846
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	5,574,560	4,768,040
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	16,689,530	12,467,484
U.S. Treasury Bonds, Inflation Indexed	0.250%	2/15/50	11,622,820	6,899,317 (a)
U.S. Treasury Bonds, Inflation Indexed	0.125%	2/15/52	4,667,080	2,547,950
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	2,733,880	2,727,438
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/26	8,669,570	8,615,650 (a)
U.S. Treasury Notes, Inflation Indexed	0.125%	10/15/26	13,193,682	13,082,077 (a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/27	17,255,400	16,957,328 (a)
U.S. Treasury Notes, Inflation Indexed	1.625%	10/15/27	5,482,250	5,539,040
U.S. Treasury Notes, Inflation Indexed	0.500%	1/15/28	3,950,280	3,889,665
U.S. Treasury Notes, Inflation Indexed	0.875%	1/15/29	11,576,880	11,445,100
U.S. Treasury Notes, Inflation Indexed	1.625%	10/15/29	5,161,200	5,242,472
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/30	1,262,420	1,203,910
U.S. Treasury Notes, Inflation Indexed	1.625%	4/15/30	5,101,650	5,164,138
U.S. Treasury Notes, Inflation Indexed	1.125%	10/15/30	5,020,600	4,984,239
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/32	8,201,970	7,565,902 (a)
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/33	13,084,680	12,696,854 (a)
U.S. Treasury Notes, Inflation Indexed	1.750%	1/15/34	10,988,952	11,054,278
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/35	9,159,791	9,432,929
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/35	5,057,650	5,104,825

Total U.S. Treasury Inflation Protected Securities (Cost — $244,641,265)				237,586,066
Corporate Bonds & Notes — 8.2%
Communication Services — 0.0%††
Wireless Telecommunication Services — 0.0%††
T-Mobile USA Inc., Senior Notes	3.750%	4/15/27	40,000	39,825

Consumer Discretionary — 0.7%
Hotels, Restaurants & Leisure — 0.7%
Sands China Ltd., Senior Notes	5.400%	8/8/28	600,000	609,824
Sands China Ltd., Senior Notes	2.850%	3/8/29	200,000	188,833
Sands China Ltd., Senior Notes	4.375%	6/18/30	420,000	410,957
Sands China Ltd., Senior Notes	3.250%	8/8/31	400,000	367,036

Total Consumer Discretionary				1,576,650
See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2025 Annual Report

 Western Asset Inflation-Linked Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Energy — 4.0%
Oil, Gas & Consumable Fuels — 4.0%
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	190,000	$187,010
Columbia Pipelines Holding Co. LLC, Senior Notes	6.042%	8/15/28	440,000	458,273 (d)
Energy Transfer LP, Senior Notes	5.250%	4/15/29	430,000	442,629
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	1,170,000	1,135,501
EOG Resources Inc., Senior Notes	4.375%	4/15/30	40,000	40,370
EQT Corp., Senior Notes	5.000%	1/15/29	440,000	446,291
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	810,000	800,632
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	660,000	675,455
ONEOK Inc., Senior Notes	5.800%	11/1/30	410,000	433,090
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	510,000	523,731
QazaqGaz NC JSC, Senior Notes	4.375%	9/26/27	1,600,000	1,591,576 (d)
Targa Resources Corp., Senior Notes	4.200%	2/1/33	470,000	451,382
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,340,000	1,356,769

Total Energy				8,542,709
Financials — 0.4%
Financial Services — 0.4%
ILFC E-Capital Trust II, Ltd. GTD	6.520%	12/21/65	1,010,000	861,457 (d)(e)

Health Care — 0.5%
Pharmaceuticals — 0.5%
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	970,000	969,286 (d)

Industrials — 1.0%
Aerospace & Defense — 1.0%
General Dynamics Corp., Senior Notes	4.250%	4/1/40	10,000	9,309
General Dynamics Corp., Senior Notes	4.250%	4/1/50	2,560,000	2,226,413

Total Industrials				2,235,722
Information Technology — 0.2%
Semiconductors & Semiconductor Equipment — 0.2%
Broadcom Inc., Senior Notes	3.137%	11/15/35	370,000	324,195 (d)

Materials — 1.4%
Metals & Mining — 1.4%
Antofagasta PLC, Senior Notes	2.375%	10/14/30	550,000	498,517 (d)
Glencore Finance Canada Ltd., Senior Notes	5.550%	10/25/42	950,000	932,505 (d)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	200,000	199,755 (d)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	800,000	796,880 (d)
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	670,000	673,798

Total Materials				3,101,455
Total Corporate Bonds & Notes (Cost — $18,001,216)				17,651,299
See Notes to Consolidated Financial Statements.
Western Asset Inflation-Linked Income Fund 2025 Annual Report

Consolidated schedule of investments (cont’d)
November 30, 2025
 Western Asset Inflation-Linked Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(f) — 7.7%
Alternative Loan Trust, 2007-12T1 A3	6.000%	6/25/37	1,083,515	$479,955
Angel Oak Mortgage Trust, 2023-1 A1	4.750%	9/26/67	186,335	185,923 (d)
BANK, 2021-BN32 XA, IO	0.868%	4/15/54	2,594,947	74,223 (e)
Benchmark Mortgage Trust, 2021-B29 XA, IO	1.123%	9/15/54	4,162,337	147,439 (e)
BOCA Commercial Mortgage Trust, 2024-BOCA A (1 mo. Term SOFR + 1.921%)	5.880%	8/15/41	390,000	391,103 (d)(e)
BX Commercial Mortgage Trust, 2022-LP2 G (1 mo. Term SOFR + 4.106%)	8.065%	2/15/39	469,000	469,631 (d)(e)
BX Commercial Mortgage Trust, 2025-SPOT E (1 mo. Term SOFR + 3.690%)	7.649%	4/15/40	997,306	1,005,463 (d)(e)
BX Trust, 2021-ARIA D (1 mo. Term SOFR + 2.010%)	5.969%	10/15/36	850,000	849,847 (d)(e)
BX Trust, 2022-CLS A	5.760%	10/13/27	460,000	462,459 (d)
BXMT Ltd., 2020-FL2 A (1 mo. Term SOFR + 1.264%)	5.227%	2/15/38	54,076	53,937 (d)(e)
CD Mortgage Trust, 2017-CD5 A4	3.431%	8/15/50	300,000	295,360
Chase Mortgage Finance Trust, 2007-A1 2A3	5.888%	2/25/37	942	894 (e)
Citigroup Commercial Mortgage Trust, 2016-C3 A3	2.896%	11/15/49	101,598	100,524
Citigroup Commercial Mortgage Trust, 2023- SMRT A	6.015%	10/12/40	200,000	206,120 (d)(e)
CRSO Trust, 2023-BRND A	7.121%	7/10/40	430,000	448,413
CSMC Trust, 2019-NQM1 A1	3.656%	10/25/59	47,982	47,600 (d)
Extended Stay America Trust, 2025-ESH A (1 mo. Term SOFR + 1.300%)	5.259%	10/15/42	200,000	200,588 (d)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4057 UI, IO	3.000%	5/15/27	3,258	1
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2022-DNA3 M1B (30 Day Average SOFR + 2.900%)	6.972%	4/25/42	600,000	616,192 (d)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2022-DNA4 M1B (30 Day Average SOFR + 3.350%)	7.422%	5/25/42	370,000	382,426 (d)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2024-DNA1 M2 (30 Day Average SOFR + 1.950%)	6.022%	2/25/44	460,000	463,570 (d)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2024-DNA2 A1 (30 Day Average SOFR + 1.250%)	5.322%	5/25/44	287,694	289,285 (d)(e)
See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2025 Annual Report

 Western Asset Inflation-Linked Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(f) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2025-DNA1 M2 (30 Day Average SOFR + 1.350%)	5.422%	1/25/45	340,000	$338,716 (d)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 M2	3.750%	9/25/55	244,156	225,585 (d)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2019-1 M	4.750%	7/25/58	357,881	351,445 (d)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2022-1 M	4.500%	11/25/61	460,000	429,531 (d)(e)
Federal National Mortgage Association (FNMA) — CAS, 2019-R05 1B1 (30 Day Average SOFR + 4.214%)	8.286%	7/25/39	247,431	251,545 (d)(e)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1B1 (30 Day Average SOFR + 3.364%)	7.436%	1/25/40	350,000	357,236 (d)(e)
Federal National Mortgage Association (FNMA) — CAS, 2021-R01 1B1 (30 Day Average SOFR + 3.100%)	7.172%	10/25/41	330,000	335,845 (d)(e)
Federal National Mortgage Association (FNMA) — CAS, 2023-R06 1M2 (30 Day Average SOFR + 2.700%)	6.772%	7/25/43	320,000	329,344 (d)(e)
Federal National Mortgage Association (FNMA) — CAS, 2024-R02 1M2 (30 Day Average SOFR + 1.800%)	5.872%	2/25/44	250,000	251,310 (d)(e)
Government National Mortgage Association (GNMA), 2012-152 IO, IO	0.694%	1/16/54	1,115,197	33,174 (e)
Government National Mortgage Association (GNMA), 2014-47 IA, IO	0.164%	2/16/48	88,129	357 (e)
Government National Mortgage Association (GNMA), 2014-50 IO, IO	0.587%	9/16/55	480,392	11,163 (e)
Government National Mortgage Association (GNMA), 2014-169 IO, IO	0.588%	10/16/56	4,984,504	108,951 (e)
Government National Mortgage Association (GNMA), 2015-101 IO, IO	0.253%	3/16/52	3,486,986	24,392 (e)
Government National Mortgage Association (GNMA), 2015-183 IO, IO	0.435%	9/16/57	4,823,674	106,226 (e)
GSR Mortgage Loan Trust, 2004-11 1A1	6.297%	9/25/34	18,005	18,196 (e)
Home RE Ltd., 2023-1 M2 (30 Day Average SOFR + 6.000%)	10.072%	10/25/33	290,000	310,957 (d)(e)
MHC Commercial Mortgage Trust, 2021-MHC A (1 mo. Term SOFR + 0.915%)	4.874%	4/15/38	55,527	55,527 (d)(e)
See Notes to Consolidated Financial Statements.
Western Asset Inflation-Linked Income Fund 2025 Annual Report

Consolidated schedule of investments (cont’d)
November 30, 2025
 Western Asset Inflation-Linked Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(f) — continued
MRCD Mortgage Trust, 2019-PARK A	2.718%	12/15/36	850,000	$751,009 (d)
New Residential Mortgage Loan Trust, 2014-1A A	3.750%	1/25/54	207,673	203,173 (d)(e)
NYC Commercial Mortgage Trust, 2025-28L F	8.130%	11/5/38	750,000	752,526 (d)(e)
OBX Trust, 2025-NQM4 A3	5.755%	2/25/55	587,570	590,784 (d)
PRKCM Trust, 2021-AFC1 A1	1.510%	8/25/56	563,060	480,913 (d)(e)
PRKCM Trust, 2023-AFC1 A1	6.598%	2/25/58	388,636	388,786 (d)
PRPM Trust, 2024-NQM4 A1	5.674%	12/26/69	213,066	214,526 (d)
RAMP Trust, 2004-SL4 A5	7.500%	7/25/32	28,872	8,785
SREIT Trust, 2021-PALM B (1 mo. Term SOFR + 0.924%)	4.883%	10/15/34	830,000	828,075 (d)(e)
Towd Point Mortgage Trust, 2020-2 A1A	1.636%	4/25/60	593,179	546,688 (d)(e)
Towd Point Mortgage Trust, 2020-2 M1B	3.000%	4/25/60	250,000	201,376 (d)(e)
Verus Securitization Trust, 2022-1 B1	4.007%	1/25/67	350,000	283,097 (d)(e)
Verus Securitization Trust, 2023-8 B1	8.079%	12/25/68	290,000	294,683 (d)(e)
Verus Securitization Trust, 2024-8 A3	5.872%	10/25/69	283,233	284,840 (d)

Total Collateralized Mortgage Obligations (Cost — $17,610,267)				16,539,714
Non-U.S. Treasury Inflation Protected Securities — 2.6%
Brazil — 2.1%
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	5/15/29	12,031,897 BRL	2,144,207
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	8/15/50	13,698,555 BRL	2,289,098
Total Brazil				4,433,305
Mexico — 0.5%
Mexican Udibonos, Bonds	4.000%	11/30/28	21,536,863 MXN	1,185,409

Total Non-U.S. Treasury Inflation Protected Securities (Cost — $6,861,828)				5,618,714
Sovereign Bonds — 1.6%
Mexico — 0.7%
Mexico Government International Bond, Senior Notes	5.850%	7/2/32	1,480,000	1,525,288
Nigeria — 0.1%
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	200,000	201,807 (d)
Peru — 0.3%
Peruvian Government International Bond, Senior Notes	5.500%	3/30/36	500,000	514,100
Peruvian Government International Bond, Senior Notes	3.300%	3/11/41	200,000	156,270
Total Peru				670,370
See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2025 Annual Report

 Western Asset Inflation-Linked Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Supranational — 0.5%
Inter-American Development Bank, Senior Notes	7.350%	10/6/30	90,000,000 INR	$1,032,438

Total Sovereign Bonds (Cost — $3,420,577)				3,429,903
Mortgage-Backed Securities — 0.1%
FHLMC — 0.0%††
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	12/1/52	54,294	56,266
FNMA — 0.1%
Federal National Mortgage Association (FNMA)	6.500%	11/1/52	65,719	69,261

Total Mortgage-Backed Securities (Cost — $123,071)				125,527
Total Investments before Short-Term Investments (Cost — $290,658,224)				280,951,223

Short-Term Investments — 9.6%
Repurchase Agreements — 7.8%
Morgan Stanley & Co. repurchase agreement dated 11/30/25; Proceeds at maturity — $1,066,471; (Fully collateralized by U.S. Treasury Bills, 0.125% due 10/15/26; Market value — $1,060,355)	4.430%	12/5/25	1,061,377	1,061,377
Morgan Stanley & Co. repurchase agreement dated 11/30/25; Proceeds at maturity — $7,408,103; (Fully collateralized by U.S. Treasury Bills, 0.125% due 4/15/26; Market value — $7,382,693)	4.430%	12/5/25	7,372,720	7,372,720
Morgan Stanley & Co. repurchase agreement dated 11/30/25; Proceeds at maturity — $8,275,032; (Fully collateralized by U.S. Treasury Bills, 2.000% due 1/15/26; Market value — $8,172,183)	4.430%	12/5/25	8,235,509	8,235,509

Total Repurchase Agreements (Cost — $16,669,606)				16,669,606
			Shares
Money Market Funds — 1.8%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $3,954,018)	3.957%		3,954,018	3,954,018 (g)(h)

Total Short-Term Investments (Cost — $20,623,624)				20,623,624
Total Investments — 140.5% (Cost — $311,281,848)				301,574,847
Liabilities in Excess of Other Assets — (40.5)%				(86,881,314)
Total Net Assets — 100.0%				$214,693,533

See Notes to Consolidated Financial Statements.
Western Asset Inflation-Linked Income Fund 2025 Annual Report

Consolidated schedule of investments (cont’d)
November 30, 2025
 Western Asset Inflation-Linked Income Fund
†	Face amount denominated in U.S. dollars, unless otherwise noted.
††	Represents less than 0.1%.
(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(b)	All or a portion of this security is held at the broker as collateral for open centrally cleared swap contracts.
(c)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)
Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(g)	Rate shown is one-day yield as of the end of the reporting period.
(h)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At November 30, 2025, the total market value of investments in Affiliated
Companies was $3,954,018 and the cost was $3,954,018 (Note 8).

Abbreviation(s) used in this schedule:
BRL	—	Brazilian Real
CAS	—	Connecticut Avenue Securities
GTD	—	Guaranteed
INR	—	Indian Rupee
IO	—	Interest Only
JSC	—	Joint Stock Company
MXN	—	Mexican Peso
REMIC	—	Real Estate Mortgage Investment Conduit
SOFR	—	Secured Overnight Financing Rate
See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2025 Annual Report

 Western Asset Inflation-Linked Income Fund
At November 30, 2025, the Fund had the following open reverse repurchase agreements:
Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Morgan Stanley & Co.	4.480%	6/5/2025	12/5/2025	$87,828,806	U.S. Treasury Inflation Protected Securities Cash	$97,123,303 630,000
				$87,828,806		$97,753,303

*	Refer to the Consolidated Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.
**	Including accrued interest.
At November 30, 2025, the Fund had the following open futures contracts:
	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	72	6/26	$17,371,951	$17,361,000	$(10,951)
Copper	14	5/26	1,770,507	1,861,125	90,618
U.S. Treasury 5-Year Notes	95	3/26	10,386,492	10,427,735	41,243
					120,910
Contracts to Sell:
U.S. Treasury Ultra Long- Term Bonds	59	3/26	7,052,242	7,135,313	(83,071)
Net unrealized appreciation on open futures contracts					$37,839

Abbreviation(s) used in this table:
SOFR	—	Secured Overnight Financing Rate
At November 30, 2025, the Fund had the following open forward foreign currency contracts:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	12,200,000	USD	2,287,300	JPMorgan Chase & Co.	12/2/25	$(4,118)
USD	2,266,121	BRL	12,200,000	JPMorgan Chase & Co.	12/2/25	(17,061)
USD	1,089,087	MXN	20,214,865	Bank of America N.A.	1/16/26	(9,706)
USD	1,076,716	INR	96,104,489	Citibank N.A.	1/16/26	5,218
Net unrealized depreciation on open forward foreign currency contracts						$(25,667)

See Notes to Consolidated Financial Statements.
Western Asset Inflation-Linked Income Fund 2025 Annual Report

Consolidated schedule of investments (cont’d)
November 30, 2025
 Western Asset Inflation-Linked Income Fund
Abbreviation(s) used in this table:
BRL	—	Brazilian Real
INR	—	Indian Rupee
MXN	—	Mexican Peso
USD	—	United States Dollar
At November 30, 2025, the Fund had the following open swap contracts:
CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
$4,670,000	11/21/30	2.452%**	CPURNSA**	$(9,728)	$—	$(9,728)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.HY.45 Index	$6,516,000	12/20/30	5.000% quarterly	$485,175	$479,445	$5,730
Markit CDX.NA.IG.45 Index	14,101,000	12/20/30	1.000% quarterly	317,182	311,630	5,552
Total	$20,617,000			$802,357	$791,075	$11,282

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made by the Fund†	Periodic Payments Received by the Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
JPMorgan Chase & Co.	$2,642,000	1/8/26	Daily SOFR Compound + 1.100%**	JPEIFNTR^**	$171,637	—	$171,637

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2025 Annual Report

 Western Asset Inflation-Linked Income Fund
[1]
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii)
pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]
The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.
‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.
^	Custom emerging markets debt basket is comprised of 41 bonds in the Sovereign Frontier sector.
**	One time payment made at termination date.
Reference rate(s) and their value(s) as of period end used in this table:
Reference Index	Reference Rate
CPURNSA	3.241%
Daily SOFR Compound	4.120%

Abbreviation(s) used in this table:
CPURNSA	—	U.S. CPI Urban Consumers NSA Index
JPEIFNTR	—	Western Asset Management Emerging Markets Frontier Custom Basket
SOFR	—	Secured Overnight Financing Rate
The following table provides information about the underlying components of the JPEIFNTR total return swap, as of year end.
Security	Face Amount	Value	Weight
Angolan Government International Bond, 9.125% due 11/26/49	$12,070,000	$10,244,412	5.49%
Argentine Republic Government International Bond, 3.500% due 7/9/41	8,080,000	5,385,320	2.89%
Argentine Republic Government International Bond, 5.000% due 1/9/38	8,650,000	6,452,900	3.46%
Bahamas Government International Bond, 8.250% due 6/24/36	6,200,000	6,717,700	3.60%
Benin Government International Bond, 7.960% due 2/13/38	4,860,000	4,938,295	2.65%
Costa Rica Government International Bond, 6.550% due 4/3/34	5,810,000	6,250,107	3.35%
Dominican Republic International Bond, 4.500% due 1/30/30	9,540,000	9,274,073	4.97%
Ecuador Government International Bond, 6.900% due 7/31/35	9,150,000	7,814,100	4.19%
See Notes to Consolidated Financial Statements.
Western Asset Inflation-Linked Income Fund 2025 Annual Report

Consolidated schedule of investments (cont’d)
November 30, 2025
 Western Asset Inflation-Linked Income Fund
Security	Face Amount	Value	Weight
Egypt Government International Bond, 5.800% due 9/30/27	$5,270,000	$5,296,350	2.84%
Egypt Government International Bond, 7.903% due 2/21/48	4,170,000	3,667,015	1.97%
El Salvador Government International Bond, 7.125% due 1/20/50	7,580,000	6,810,630	3.65%
Ethiopia International Bond, 6.625% due 12/11/26(a)	10,970,000	11,447,538	6.14%
Ghana Government International Bond, 5.000% due 7/3/29	2,716,043	2,654,932	1.42%
Ghana Government International Bond, 5.000% due 7/3/35	3,905,715	3,454,130	1.85%
Guatemala Government Bond, 5.375% due 4/24/32	4,940,000	4,957,290	2.66%
Ivory Coast Government International Bond, 7.625% due 1/30/33	10,570,000	11,024,510	5.91%
Jordan Government International Bond, 7.500% due 1/13/29	4,710,000	4,945,265	2.65%
Mozambique International Bond, 9.000% due 9/15/31	5,550,000	4,709,508	2.53%
Nigeria Government International Bond, 7.375% due 9/28/33	13,830,000	13,585,209	7.29%
Paraguay Government International Bond, 6.100% due 8/11/44	5,750,000	5,928,250	3.18%
Petroleos de Venezuela SA, 5.375% due 4/12/27(a)	34,000,000	7,963,980	4.27%
Provincia de Buenos Aires/Government Bonds, 6.625% due 9/1/37	5,319,673	3,510,353	1.88%
Republic of Kenya Government International Bond, 6.300% due 1/23/34	12,750,000	11,104,358	5.96%
Republic of Uzbekistan International Bond, 3.900% due 10/19/31	3,810,000	3,493,770	1.87%
Senegal Government International Bond, 6.250% due 5/23/33	3,780,000	2,305,800	1.24%
Senegal Government International Bond, 6.750% due 3/13/48	3,230,000	1,811,836	0.97%
Sri Lanka Government International Bond, 3.100% due 1/15/30	2,330,000	2,193,113	1.18%
Sri Lanka Government International Bond, 3.350% due 3/15/33	1,693,000	1,467,831	0.79%
Sri Lanka Government International Bond, 3.600% due 6/15/35	3,080,000	2,337,335	1.25%
Sri Lanka Government International Bond, 3.600% due 5/15/36	793,000	720,837	0.39%
Sri Lanka Government International Bond, 3.600% due 2/15/38	1,587,000	1,453,692	0.78%
Sri Lanka Government International Bond, 4.000% due 4/15/28	890,914	621,145	0.33%
Ukraine Government International Bond, 0.000% due 2/1/30	537,010	297,772	0.16%
Ukraine Government International Bond, 0.000% due 2/1/34	2,006,721	917,071	0.49%
Ukraine Government International Bond, 0.000% due 2/1/35	1,695,820	954,747	0.51%
Ukraine Government International Bond, 0.000% due 2/1/36	1,413,184	792,796	0.43%
Ukraine Government International Bond, 4.500% due 2/1/34	3,870,000	2,263,950	1.21%
Ukraine Government International Bond, 4.500% due 2/1/35	2,380,000	1,370,880	0.74%
Ukraine Government International Bond, 4.500% due 2/1/36	1,966,168	1,115,800	0.60%
Zambia Government International Bond, 0.500% due 12/31/53	3,525,852	2,422,930	1.30%
Zambia Government International Bond, 5.750% due 6/30/33	2,655,488	1,784,304	0.96%
Total		$186,461,834	100.00%
(a)
The coupon payment on this security is currently in default as of November 30, 2025.
See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2025 Annual Report

Consolidated statement of assets and liabilities
November 30, 2025

Assets:
Investments in unaffiliated securities, at value (Cost — $307,327,830)	$297,620,829
Investments in affiliated securities, at value (Cost — $3,954,018)	3,954,018
Foreign currency, at value (Cost — $635,011)	632,291
Interest receivable	1,437,202
Deposits with brokers for open reverse repurchase agreements	630,000
OTC swaps, at value (premiums paid — $0)	171,637
Deposits with brokers for open futures contracts	165,242
Foreign currency collateral for open futures contracts, at value (Cost — $129,156)	141,999
Receivable from brokers — net variation margin on open futures contracts	48,105
Dividends receivable from affiliated investments	10,941
Receivable from brokers — net variation margin on centrally cleared swap contracts	10,938
Deposits with brokers for centrally cleared swap contracts	7,868
Unrealized appreciation on forward foreign currency contracts	5,218
Prepaid expenses	2,100
Total Assets	304,838,388
Liabilities:
Payable for open reverse repurchase agreements (Note 3)	87,828,806
Interest expense payable	1,956,435
Investment management fee payable	86,684
Unrealized depreciation on forward foreign currency contracts	30,885
Payable for open OTC swap contracts	22,589
Administration fee payable	12,440
Trustees’ fees payable	831
Due to custodian	82
Accrued expenses	206,103
Total Liabilities	90,144,855
Total Net Assets	$214,693,533
Net Assets:
Common shares, no par value, unlimited number of shares authorized, 23,322,256 shares issued and outstanding	$289,689,490
Total distributable earnings (loss)	(74,995,957)
Total Net Assets	$214,693,533
Shares Outstanding	23,322,256
Net Asset Value	$9.21
See Notes to Consolidated Financial Statements.
Western Asset Inflation-Linked Income Fund 2025 Annual Report

Consolidated statement of operations
For the Year Ended November 30, 2025

Investment Income:
Interest	$14,228,880
Dividends from affiliated investments	248,077
Less: Foreign taxes withheld	(1,271)
Total Investment Income	14,475,686
Expenses:
Interest expense (Note 3)	4,614,213
Investment management fee (Note 2)	1,095,889
Administration fees (Note 2)	156,555
Fund accounting fees	90,071
Audit and tax fees	68,636
Shareholder reports	52,181
Legal fees	50,306
Transfer agent fees	49,639
Stock exchange listing fees	12,497
Commodity pool reports	12,000
Trustees’ fees	6,541
Insurance	1,990
Miscellaneous expenses	17,591
Total Expenses	6,228,109
Less: Fee waivers and/or expense reimbursements (Note 2)	(6,326)
Net Expenses	6,221,783
Net Investment Income	8,253,903
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(10,035,026)
Futures contracts	3,252,455
Swap contracts	643,559
Forward foreign currency contracts	(636,215)
Foreign currency transactions	25,864
Net Realized Loss	(6,749,363)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	13,301,697
Futures contracts	591,572
Swap contracts	(44,876)
Forward foreign currency contracts	26,376
Foreign currencies	33,480
Change in Net Unrealized Appreciation (Depreciation)	13,908,249
Net Gain on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	7,158,886
Increase in Net Assets From Operations	$15,412,789
See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2025 Annual Report

Consolidated statements of changes in net assets

For the Years Ended November 30,	2025	2024
Operations:
Net investment income	$8,253,903	$4,784,861
Net realized loss	(6,749,363)	(2,000,514)
Change in net unrealized appreciation (depreciation)	13,908,249	9,916,308
Increase in Net Assets From Operations	15,412,789	12,700,655
Distributions to Shareholders From (Note 1):
Total distributable earnings	(9,031,115)	(10,767,821)
Return of capital	(5,382,039)	(3,225,533)
Decrease in Net Assets From Distributions to Shareholders	(14,413,154)	(13,993,354)
Increase (Decrease) in Net Assets	999,635	(1,292,699)
Net Assets:
Beginning of year	213,693,898	214,986,597
End of year	$214,693,533	$213,693,898
See Notes to Consolidated Financial Statements.
Western Asset Inflation-Linked Income Fund 2025 Annual Report

Consolidated statement of cash flows
For the Year Ended November 30, 2025

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$15,412,789
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(84,743,854)
Sales of portfolio securities	129,551,661
Net purchases, sales and maturities of short-term investments	(14,461,569)
Net inflation adjustment	(8,239,811)
Net amortization of premium (accretion of discount)	1,053,606
Decrease in security litigation proceeds receivable	822
Increase in interest receivable	(22,151)
Decrease in receivable from brokers — net variation margin on centrally cleared swap contracts	4,535
Increase in prepaid expenses	(107)
Decrease in dividends receivable from affiliated investments	363
Increase in receivable from brokers — net variation margin on open futures contracts	(48,105)
Decrease in investment management fee payable	(6,179)
Decrease in Trustees’ fees payable	(10)
Decrease in administration fee payable	(862)
Increase in interest expense payable	649,153
Decrease in payable to brokers — net variation margin on open futures contracts	(112,376)
Increase in payable for open OTC swap contracts	12,854
Increase in accrued expenses	24,455
Net realized loss on investments	10,035,026
Change in net unrealized appreciation (depreciation) of investments, OTC swap contracts and forward foreign currency contracts	(13,433,543)
Net Cash Provided in Operating Activities*	35,676,697
Cash Flows from Financing Activities:
Distributions paid on common stock	(14,413,154)
Increase in due to custodian	82
Decrease in payable for open reverse repurchase agreements	(23,238,208)
Net Cash Used by Financing Activities	(37,651,280)
Net Decrease in Cash and Restricted Cash	(1,974,583)
Cash and restricted cash at beginning of year	3,551,983
Cash and restricted cash at end of year	$1,577,400

*	Included in operating expenses is $3,965,060 paid for interest on borrowings.
See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2025 Annual Report

The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Consolidated Statement of Assets and Liabilities that sums to the total of such amounts shown on the
Consolidated Statement of Cash Flows.
November 30, 2025
Cash	$632,291
Restricted cash	945,109
Total cash and restricted cash shown in the Consolidated Statement of Cash Flows	$1,577,400
Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts and for reverse repurchase agreements. It is separately reported on the Consolidated Statement of Assets and Liabilities as Deposits with brokers.
See Notes to Consolidated Financial Statements.
Western Asset Inflation-Linked Income Fund 2025 Annual Report

Consolidated financial highlights

For a share of common stock outstanding throughout each year ended November 30:
	2025[1]	2024[1]	2023[1]	2022[1]	2021[1]
Net asset value, beginning of year	$9.16	$9.22	$10.36	$14.66	$14.23
Income (loss) from operations:
Net investment income	0.35	0.21	0.28	1.10	0.86
Net realized and unrealized gain (loss)	0.32	0.33	(0.30)	(3.42)	0.44
Total income (loss) from operations	0.67	0.54	(0.02)	(2.32)	1.30
Less distributions from:
Net investment income	(0.39)	(0.46)	(1.12)	(1.37)	(0.01)
Net realized gains	—	—	—	(0.61)	(0.89)
Return of capital	(0.23)	(0.14)	—	—	—
Total distributions	(0.62)	(0.60)	(1.12)	(1.98)	(0.90)
Anti-dilutive impact of tender offer	—	—	—	—	0.03 [2]
Net asset value, end of year	$9.21	$9.16	$9.22	$10.36	$14.66
Market price, end of year	$8.41	$8.28	$7.96	$8.99	$14.09
Total return, based on NAV[3,4]	7.58%	5.97%	(0.22)%	(17.37)%	9.68%
Total return, based on Market Price[5]	9.39%	11.94%	0.99%	(24.30)%	14.29%
Net assets, end of year (millions)	$215	$214	$215	$242	$342
Ratios to average net assets:
Gross expenses	2.92%	4.01%	4.27%	1.62%	0.83%
Net expenses[6,7]	2.91	4.00	4.27	1.61	0.83
Net investment income	3.87	2.20	2.90	9.12	5.96
Portfolio turnover rate	28%	13%	18%	30%	26%

[1]	Per share amounts have been calculated using the average shares method.
[2]	The tender offer was completed at a price of $13.99 for 5,830,564 shares and $81,569,590 for the year ended November 30, 2021.
[3]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements.
In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
[5]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[6]
The investment adviser has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[7]	Reflects fee waivers and/or expense reimbursements.
See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2025 Annual Report

Notes to consolidated financial statements
1. Organization and significant accounting policies
Western Asset Inflation-Linked Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on September 26, 2003.
The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective. Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total managed assets in inflation-linked securities and at least 60% of its total managed assets in U.S. Treasury Inflation Protected Securities (“TIPS”). The Fund may also invest up to 40% of its total managed assets in non-U.S. dollar investments. The Fund can invest no more than 10% of its total managed assets in securities rated below investment grade at the time of purchase (or, if unrated, assets of comparable quality as determined by management). If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.
The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. The Fund may invest up to 25% of its total assets in the Subsidiary; although 10% of total managed assets may be utilized for commodity-related strategies. These financial statements are consolidated financial statements of the Fund and the Subsidiary. All interfund transactions have been eliminated in consolidation.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the
Western Asset Inflation-Linked Income Fund 2025 Annual Report

Notes to consolidated financial statements (cont’d)
board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the adviser to be unreliable, the market price may be determined by the adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s adviser has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s adviser is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s adviser and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information

Western Asset Inflation-Linked Income Fund 2025 Annual Report

generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
 Level 1 — unadjusted quoted prices in active markets for identical investments
•
 Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
 Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
U.S. Treasury Inflation Protected Securities	—	$237,586,066	—	$237,586,066
Corporate Bonds & Notes	—	17,651,299	—	17,651,299
Collateralized Mortgage Obligations	—	16,539,714	—	16,539,714
Non-U.S. Treasury Inflation Protected Securities	—	5,618,714	—	5,618,714
Sovereign Bonds	—	3,429,903	—	3,429,903
Mortgage-Backed Securities	—	125,527	—	125,527
Total Long-Term Investments	—	280,951,223	—	280,951,223
Short-Term Investments†:
Repurchase Agreements	—	16,669,606	—	16,669,606
Money Market Funds	$3,954,018	—	—	3,954,018
Total Short-Term Investments	3,954,018	16,669,606	—	20,623,624
Total Investments	$3,954,018	$297,620,829	—	$301,574,847
Western Asset Inflation-Linked Income Fund 2025 Annual Report

Notes to consolidated financial statements (cont’d)
ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$131,861	—	—	$131,861
Forward Foreign Currency Contracts††	—	$5,218	—	5,218
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	11,282	—	11,282
OTC Total Return Swaps	—	171,637	—	171,637
Total Other Financial Instruments	$131,861	$188,137	—	$319,998
Total	$4,085,879	$297,808,966	—	$301,894,845
LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$94,022	—	—	$94,022
Forward Foreign Currency Contracts††	—	$30,885	—	30,885
Centrally Cleared Interest Rate Swaps††	—	9,728	—	9,728
Total	$94,022	$40,613	—	$134,635

†	See Consolidated Schedule of Investments for additional detailed categorizations.
††	Reflects the unrealized appreciation (depreciation) of the instruments.
(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Western Asset Inflation-Linked Income Fund 2025 Annual Report

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.
Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.
Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.
In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.
Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in
Western Asset Inflation-Linked Income Fund 2025 Annual Report

Notes to consolidated financial statements (cont’d)
the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.
OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Consolidated Statement of Operations.
The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2025, the total notional value of all credit default swaps to sell protection was $20,617,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.
For average notional amounts of swaps held during the year ended November 30, 2025, see Note 4.
Credit default swaps
The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap, provided that there is no credit event. If the Fund is a seller of protection and a credit event  occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.
Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to

Western Asset Inflation-Linked Income Fund 2025 Annual Report

the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Consolidated Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.
The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.
Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.
Interest rate swaps
The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.
The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
Total return swaps
The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest
Western Asset Inflation-Linked Income Fund 2025 Annual Report

Notes to consolidated financial statements (cont’d)
rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.
(e) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.
The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.
(f) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
(g) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will pledge cash, U.S. government securities

Western Asset Inflation-Linked Income Fund 2025 Annual Report

or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Consolidated Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.
(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Consolidated Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Consolidated Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Consolidated Statement of Cash Flows.
(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.
Western Asset Inflation-Linked Income Fund 2025 Annual Report

Notes to consolidated financial statements (cont’d)
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.
(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment adviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Western Asset Inflation-Linked Income Fund 2025 Annual Report

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.
The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.
Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.
As of November 30, 2025, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $30,885. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.
At November 30, 2025, the Fund held non-cash collateral from JPMorgan Chase & Co. Inc. in the amount of $151,023. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.
(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of
Western Asset Inflation-Linked Income Fund 2025 Annual Report

Notes to consolidated financial statements (cont’d)
discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
(o) Distributions to shareholders.  Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Board. The actual source of the Fund’s monthly distributions may be from net investment income, realized capital gains, return of capital or a combination thereof. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). Shareholders will be informed of the tax characteristics of the distributions after the close of the 2025 fiscal year. The Board may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(p) Compensating balance arrangements. The Fund had an arrangement with its custodian bank whereby a portion of the custodian’s fees was paid indirectly by credits earned on the Fund’s cash on deposit with the bank. Effective April 1, 2025, any cash on deposit with the bank will earn interest and be recognized as interest income on the Consolidated Statement of Operations.
(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2025, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for the prior three fiscal years are subject to examination by the Internal Revenue Service and state departments of revenue.

Western Asset Inflation-Linked Income Fund 2025 Annual Report

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.
2. Investment management agreement and other transactions with affiliates
The Fund has entered into an Investment Management Agreement with Western Asset Management Company, LLC (“Western Asset” or the “Investment Adviser”), which provides for payment of a monthly fee computed at the annual rate of 0.35% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” liabilities associated with any instrument or transactions used by the Investment Adviser to leverage the Fund’s portfolio (whether or not such instruments or transactions are treated as derivative instruments or transactions) are not considered a liability.
During periods when the Fund is using leverage, the fee paid to the Investment Adviser for advisory services will be higher than if the Fund did not use leverage because the fee paid will be calculated on the basis of the Fund’s average weekly assets, which includes the assets attributable to leverage.
Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Ltd (“Western Asset Japan” and together with Western Asset Singapore and Western Asset London, the “Non-U.S. Advisers”) are also the Fund’s investment advisers. Western Asset Singapore, Western Asset London and Western Asset Japan provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. denominated securities. Western Asset Singapore, Western Asset London and Western Asset Japan do not receive any compensation from the Fund.
Franklin Templeton Fund Adviser, LLC (“FTFA” or the “Administrator”), an affiliate of the Investment Adviser, provides certain administrative, accounting, shareholder servicing and corporate secretarial and related functions pursuant to an Administrative Services Agreement with the Fund. The Fund pays the Administrator a monthly fee at the annual rate of 0.05% of the Fund’s average weekly assets.
The Investment Adviser has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).
During the year ended November 30, 2025, fees waived and/or expenses reimbursed amounted to $6,326, all of which was an affiliated money market fund waiver.
Western Asset, Western Asset Singapore, Western Asset London, Western Asset Japan and FTFA are indirect, wholly-owned subsidiaries of Franklin Resources, Inc.
Western Asset Inflation-Linked Income Fund 2025 Annual Report

Notes to consolidated financial statements (cont’d)
3. Investments
During the year ended November 30, 2025, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$8,610,180	$76,133,674
Sales	24,407,573	105,144,088
At November 30, 2025, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$311,493,134	$1,983,556	$(11,901,843)	$(9,918,287)
Futures contracts	—	131,861	(94,022)	37,839
Forward foreign currency contracts	—	5,218	(30,885)	(25,667)
Swap contracts	791,075	182,919	(9,728)	173,191
Transactions in reverse repurchase agreements for the Fund during the year ended November 30, 2025, were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$99,430,846	4.577%	$111,067,014

* Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.
Interest rates on reverse repurchase agreements ranged from 4.480% to 5.160% during the year ended November 30, 2025. Interest expense incurred on reverse repurchase agreements totaled $4,614,213.

Western Asset Inflation-Linked Income Fund 2025 Annual Report

4. Derivative instruments and hedging activities
Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at November 30, 2025.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Commodity Risk	Market Risk	Total
Futures contracts[2]	$41,243	—	—	$90,618	—	$131,861
Forward foreign currency contracts	—	$5,218	—	—	—	5,218
OTC swap contracts[3]	—	—	—	—	$171,637	171,637
Centrally cleared swap contracts[4]	—	—	$11,282	—	—	11,282
Total	$41,243	$5,218	$11,282	$90,618	$171,637	$319,998

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$94,022	—	$94,022
Forward foreign currency contracts	—	$30,885	30,885
Centrally cleared swap contracts[4]	9,728	—	9,728
Total	$103,750	$30,885	$134,635

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
[2]
Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Consolidated
Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the
Consolidated Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Consolidated Statement of Assets and Liabilities.
[4]
Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the
Consolidated Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

Western Asset Inflation-Linked Income Fund 2025 Annual Report

Notes to consolidated financial statements (cont’d)
The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended November 30, 2025. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Commodity Risk	Market Risk	Total
Futures contracts	$671,863	$162,513	—	$2,418,079	—	$3,252,455
Swap contracts	(5,460)	—	$410,654	—	$238,365	643,559
Forward foreign currency contracts	—	(636,215)	—	—	—	(636,215)
Total	$666,403	$(473,702)	$410,654	$2,418,079	$238,365	$3,259,799

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Commodity Risk	Market Risk	Total
Futures contracts	$309,604	—	—	$281,968	—	$591,572
Swap contracts	(9,728)	—	$(140,618)	—	$105,470	(44,876)
Forward foreign currency contracts	—	$26,376	—	—	—	26,376
Total	$299,876	$26,376	$(140,618)	$281,968	$105,470	$573,072
During the year ended November 30, 2025, the volume of derivative activity for the Fund was as follows:

Average Market Value*
Futures contracts (to buy)	$31,396,883
Futures contracts (to sell)	18,413,346
Forward foreign currency contracts (to buy)	5,968,049
Forward foreign currency contracts (to sell)	8,669,649
Average Notional Balance**
Interest rate swap contracts	$2,171,538
Credit default swap contracts (sell protection)	19,286,231
Total return swap contracts	2,424,231

*	Based on the average of the market values at each month-end during the period.
**	Based on the average of the notional amounts at each month-end during the period.

Western Asset Inflation-Linked Income Fund 2025 Annual Report

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of November 30, 2025.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	—	$(9,706)	$(9,706)	—	$(9,706)
Citibank N.A.	$5,218	—	5,218	—	5,218
JPMorgan Chase & Co.	171,637	(21,179)	150,458	$(151,023)	(565)
Total	$176,855	$(30,885)	$145,970	$(151,023)	$(5,053)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.
[2]	Gross amounts are not offset in the Consolidated Statement of Assets and Liabilities.
[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
5. Tender offer
On November 24, 2020, the Fund announced that the Board had approved a cash tender offer for up to 20% of the Fund’s outstanding common shares (the “Shares”) at a price per Share equal to 99% of the Fund’s net asset value per Share as of the business day immediately following the expiration date of the tender offer. On November 25, 2020, the Fund commenced its tender offer. On December 28, 2020, the tender offer expired. Pursuant to the terms of the tender offer, the Fund repurchased Shares tendered and accepted in the tender offer in exchange for cash. On December 30, 2020, the Fund announced the final results of the tender offer. A total of 20,871,974 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 5,830,564 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering shareholders on a pro rata basis, disregarding fractions. Payment for such shares was made on December 31, 2020. The purchase price of properly tendered Shares was $13.99 per Share, equal to 99% of the per Share net asset value of $14.13 as of the close of the regular trading session on the New York Stock Exchange on December 29, 2020. Shares that were not tendered remain outstanding.
6. Distributions subsequent to November 30, 2025
The following distributions have been declared by the Board and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
12/23/2025	12/31/2025	$0.0520
1/23/2026	1/30/2026	$0.0520
2/20/2026	2/27/2026	$0.0520
Western Asset Inflation-Linked Income Fund 2025 Annual Report

Notes to consolidated financial statements (cont’d)
7. Share repurchase program
On March 2, 2016, the Fund announced that the Board had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common shares when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase the Fund’s common shares at such times and in such amounts as management reasonably believes may enhance shareholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the years ended November 30, 2025, and November 30, 2024, the Fund did not repurchase any shares.
8. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended November 30, 2025. The following transactions were effected in such company for the year ended November 30, 2025.

	Affiliate Value at November 30, 2024	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$6,162,056	$114,669,848	114,669,848	$116,877,886	116,877,886

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at November 30, 2025
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$248,077	—	$3,954,018
9. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2025	2024
Distributions paid from:
Ordinary income	$9,031,115	$10,767,821
Tax return of capital	5,382,039	3,225,533
Total distributions paid	$14,413,154	$13,993,354

Western Asset Inflation-Linked Income Fund 2025 Annual Report

As of November 30, 2025, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(64,134,943)
Other book/tax temporary differences(a)	(1,138,110)
Unrealized appreciation (depreciation)(b)	(9,722,904)
Total distributable earnings (loss) — net	$(74,995,957)

*
These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)
Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on futures and foreign currency contracts.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the investment in the Subsidiary.
10. Recent accounting pronouncement
In December 2023, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures. The amendments enhance income tax disclosures by requiring greater disaggregation in the rate reconciliation and income taxes paid by jurisdiction, while removing certain disclosure requirements. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the impact and believes that the adoption of the ASU will not have a material impact on the financial statements.
11. Operating segments
The Fund operates as a single operating segment, which is an investment portfolio. A management group assigned to the Fund within the Fund’s investment manager serves as the Chief Operating Decision Maker (“CODM”) and is responsible for evaluating the Fund’s operating results and allocating resources in accordance with the Fund’s investment strategy. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, along with the related Notes to Consolidated Financial Statements. The Fund’s Consolidated Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Consolidated Financial Highlights.
Western Asset Inflation-Linked Income Fund 2025 Annual Report

Report of independent registered public accounting firm
To the Board of Trustees and Shareholders of Western Asset Inflation-Linked Income Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Western Asset Inflation-Linked Income Fund and its subsidiary (the “Fund”) as of November 30, 2025, the related consolidated statements of operations and cash flows for the year ended November 30, 2025, the consolidated statement of changes in net assets for each of the two years in the period ended November 30, 2025, including the related notes, and the consolidated financial highlights for each of the five years in the period ended November 30, 2025 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2025 and the financial highlights for each of the five years in the period ended November 30, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of November 30, 2025 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
January 22, 2026
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Inflation-Linked Income Fund 2025 Annual Report

Additional information (unaudited)
Information about Trustees and Officers
The business and affairs of Western Asset Inflation-Linked Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, One Madison Avenue, 17th Floor, New York, NY 10010.
Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s annual proxy statement includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-888-777-0102.
Independent Trustees†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees and Chair of Audit Committee, Class II
Term of office[1] and year service began[2]	Since 2013
Principal occupation(s) during the past five years
Board Member of Excellent Education Development
(since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial
Officer (2009 to 2016) at University of Southern California; and
formerly, Board Member of Great Public Schools Now (2018
to 2022)

Number of portfolios in fund complex[3] overseen by Trustee (including the Fund)[4]	49
Other Trusteeships held by Trustee during the past five years	None
Jane F. Dasher
Year of birth	1949
Position(s) held with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees, Class II
Term of office[1] and year service began[2]	Since 1999
Principal occupation(s) during the past five years	Director (since 2022) and formerly, Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of portfolios in fund complex[3] overseen by Trustee (including the Fund)[4]	49
Other Trusteeships held by Trustee during the past five years	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022)
Western Asset Inflation-Linked Income Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers
Independent Trustees† (cont’d)
Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees, Class II
Term of office[1] and year service began[2]	Since 1998
Principal occupation(s) during the past five years
President of Tubman Truth Corp. (since 2015); Vice President
(since 2017), Member of the Executive Board (since 2013) and
Member of the International Olympic Committee (since 1986);
and President Emeritus (since 2015) and formerly, President
(1987 to 2015) and Director (1990 to 2015) of LA84 (formerly
Amateur Athletic Foundation of Los Angeles)

Number of portfolios in fund complex[3] overseen by Trustee (including the Fund)[4]	49
Other Trusteeships held by Trustee during the past five years	None
Susan B. Kerley
Year of birth	1951
Position(s) held with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees and Chair of Investment and Performance Committee, Class I
Term of office[1] and year service began[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex[3] overseen by Trustee (including the Fund)[4]	49
Other Trusteeships held by Trustee during the past five years
Director and Trustee (since 1990) and Chairman (2017 to 2024 and 2005 to 2012) of various series of New York Life
Investments Family of Funds (86 funds), including certain series previously known as the MainStay Family of Funds; formerly,
Chairman of the Independent Directors Council (2012 to 2014);
ICI Executive Committee (2011 to 2014); and Investment
Company Institute (ICI) Board of Governors (2006 to 2014)

Michael Larson
Year of birth	1959
Position(s) held with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees, Class I
Term of office[1] and year service began[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[5]
Number of portfolios in fund complex[3] overseen by Trustee (including the Fund)[4]	49
Other Trusteeships held by Trustee during the past five years	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); and Republic Services, Inc. (since 2009)

Western Asset Inflation-Linked Income Fund

Independent Trustees† (cont’d)
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees, Class I
Term of office[1] and year service began[2]	Since 2007
Principal occupation(s) during the past five years
Director and Advisor (since 2017) and formerly, Executive Vice
President and Chief Operating Officer (2002 to 2016) of Lowe
Enterprises, Inc. (privately held real estate and hospitality firm);
and formerly, Partner, Arthur Andersen, LLP (1974 to 2002)

Number of portfolios in fund complex[3] overseen by Trustee (including the Fund)[4]	49
Other Trusteeships held by Trustee during the past five years	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly, California Resources Corporation (2014 to 2021)
William E.B. Siart
Year of birth	1946
Position(s) held with Fund
Trustee and Chair of the Board and Member of Audit, Executive
and Contracts, Investment and Performance and Governance
and Nominating Committees and Chair of Executive and
Contracts Committee, Class III

Term of office[1] and year service began[2]	Since 1997 (Chair of the Board since 2020)
Principal occupation(s) during the past five years
Chairman of Excellent Education Development (since 2000);
formerly, Chairman of Great Public Schools Now (2015 to 2020);
Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt
Disney Concert Hall, Inc. (1998 to 2006)

Number of portfolios in fund complex[3] overseen by Trustee (including the Fund)[4]	49
Other Trusteeships held by Trustee during the past five years	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)
Western Asset Inflation-Linked Income Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers
Independent Trustees† (cont’d)
Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees and Chair of Governance and Nominating Committee, Class III
Term of office[1] and year service began[2]	Since 2004
Principal occupation(s) during the past five years
Corporate Board Member and Advisor (since 2004); formerly,
Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills
(internet innovator in bill presentment/payment space) (1999 to
2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)

Number of portfolios in fund complex[3] overseen by Trustee (including the Fund)[4]	49
Other Trusteeships held by Trustee during the past five years
Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank
(since 2019); formerly, Director of EXL (operations management and analytics company) (2018 to 2025); Director of LifeLock, Inc.
(identity theft protection company) (2015 to 2017); Director of
CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle
Entertainment, Inc. (gaming and hospitality company) (2012 to
2018)

Peter J. Taylor
Year of birth	1958
Position(s) held with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees, and Coordinator of Alternative Investments, Class III
Term of office[1] and year service began[2]	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of portfolios in fund complex[3] overseen by Trustee (including the Fund)[4]	49
Other Trusteeships held by Trustee during the past five years
Director of Pacific Mutual Holding Company (since 2016);[6] Ralph
M. Parson Foundation (since 2015); Edison International
(since 2011); formerly, Director of 23andMe, Inc. (genetics
and health care services company) (2021 to 2024); Member
of the Board of Trustees of California State University
system (2015 to 2022); and Kaiser Family Foundation (2012
to 2022)

Western Asset Inflation-Linked Income Fund

Interested Trustee
Ronald L. Olson[7]
Year of birth	1941
Position(s) held with Fund	Trustee and Member of Investment and Performance Committee, Class I
Term of office[1] and year service began[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of portfolios in fund complex[3] overseen by Trustee (including the Fund)[4]	49
Other Trusteeships held by Trustee during the past five years	Director of Andersen Group Inc. (professional services company) (since 2025); formerly, Director of Berkshire Hathaway, Inc. (1997 to 2025); Director of Provivi, Inc. (2017 to 2024)

Interested Trustee and Officer
Jane Trust, CFA[8]
Year of birth	1962
Position(s) held with Fund	Trustee and Member of Investment and Performance Committee, President and Chief Executive Officer, Class II
Term of office[1] and year service began[2]	Since 2015
Principal occupation(s) during the past five years
Senior Vice President, Fund Board Management, Franklin
Templeton (since 2020); Officer and/or Trustee/Director of 118 funds associated with FTFA or its affiliates (since 2015); Trustee of Putnam Family of Funds consisting of 105 portfolios; President and Chief Executive Officer of FTFA (since 2015); formerly, Senior
Managing Director (2018 to 2020) and Managing Director (2016
to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and
Senior Vice President of FTFA (2015)

Number of portfolios in fund complex[3] overseen by Trustee (including the Fund)[4]	Trustee/Director of Franklin Templeton funds consisting of 118 portfolios; Trustee of Putnam Family of Funds consisting of 105 portfolios
Other Trusteeships held by Trustee during the past five years	None

Additional Officers
Ted P. Becker
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1951
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and year service began[2]	Since 2007
Principal occupation(s) during the past five years
Vice President, Global Compliance of Franklin Templeton
(since 2020); Chief Compliance Officer of FTFA (since 2006);
Chief Compliance Officer of certain funds associated with Legg
Mason & Co. or its affiliates (since 2006); formerly, Director of
Global Compliance at Legg Mason (2006 to 2020); Managing
Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset Inflation-Linked Income Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers
Additional Officers (cont’d)
Marc A. De Oliveira
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and year service began[2]	Since 2020
Principal occupation(s) during the past five years
Associate General Counsel of Franklin Templeton (since 2020);
Secretary and Chief Legal Officer (since 2020) and Assistant
Secretary of certain funds in the Franklin Templeton fund
complex (since 2006); formerly, Managing Director (2016
to 2020) and Associate General Counsel of Legg Mason & Co.
(2005 to 2020)

Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund	Senior Vice President
Term of office[1] and year service began[2]	Since 2022
Principal occupation(s) during the past five years
Senior Associate General Counsel to Franklin Templeton
(since 2020); Senior Vice President (since 2020) and Assistant
Secretary of certain funds in the Franklin Templeton fund
complex (since 2006); Secretary of FTFA (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered
investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005
to 2020)

Christopher Berarducci
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1974
Position(s) held with Fund	Treasurer and Principal Financial Officer
Term of office[1] and year service began[2]	Since 2019
Principal occupation(s) during the past five years
Vice President, Fund Administration and Reporting, Franklin
Templeton (since 2020); Treasurer (since 2010) and Principal
Financial Officer (since 2019) of certain funds associated with
Legg Mason & Co. or its affiliates; formerly, Managing
Director (2020), Director (2015 to 2020), and Vice President (2011
to 2015) of Legg Mason & Co.

Western Asset Inflation-Linked Income Fund

Additional Officers (cont’d)
Jeanne M. Kelly
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1951
Position(s) held with Fund	Senior Vice President
Term of office[1] and year service began[2]	Since 2007
Principal occupation(s) during the past five years
U.S. Fund Board Team Manager, Franklin Templeton (since 2020);
Senior Vice President of certain funds associated with Legg
Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of
LMAS and LMFAM (since 2015); formerly, Managing Director of
Legg Mason & Co. (2005 to 2020); and Senior Vice President of
LMFAM (2013 to 2015)

†Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
1The Fund’s Board of Trustees is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Trustees expire at the Annual Meetings of Stockholders in the year 2028, year 2026 and year 2027, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.
2Indicates the earliest year in which the Trustee became a board member for a fund in the Franklin Templeton fund complex or the officer took such office.
3The term “fund complex” means two or more registered investment companies that:
  (a) hold themselves out to investors as related companies for purposes of investment and investor services; or
(b) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
4Each board member also serves as a member of the Boards of Western Asset Inflation-Linked Opportunities & Income Fund, Western Asset Investment Grade Income Fund Inc. and Western Asset Premier Bond Fund (each a closed-end investment company) and the portfolios of Western Asset Funds, Inc., Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Variable Income Trust and Master Portfolio Trust (each an open-end investment company), which are all considered part of the same fund complex as the Fund.
5Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the non-Microsoft investments of Mr. Gates and all of the investments of the Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts. Since December 31, 2023, at no time did the value of those investment portfolios exceed 1.0% of Western Asset’s total assets under management. No changes to these arrangements are currently contemplated.
6Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from FTFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.
7Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.
8Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.
Western Asset Inflation-Linked Income Fund

Annual principal executive officer and
principal financial officer certifications (unaudited)
The Fund’s Principal Executive Officer (“PEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s PEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Inflation-Linked Income Fund

Other shareholder communications regarding accounting matters (unaudited)
The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at:
Franklin Resources Inc.
Compliance Department
One Madison Avenue, 17th Floor
New York, NY 10010
Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.
Western Asset Inflation-Linked Income Fund

Summary of information regarding the Fund (unaudited)
Investment Objectives
The Fund’s primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective.
Principal Investment Policies and Strategies
Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total managed assets1 in inflation-linked securities and at least 60% of its total managed assets in U.S. Treasury Inflation Protected Securities (“TIPS”).2 The Fund may also invest up to 40% of its total managed assets in non-U.S. dollar investments, which gives the Fund flexibility to invest up to 40% of its total managed assets in non-U.S. dollar inflation-linked securities (no more than 20% of its non-U.S. dollar exposure may be unhedged). The Fund may invest no more than 10% of its total managed assets in investments rated below investment grade at the time of purchase (or, if unrated, assets of comparable quality as determined by management).
The Fund may engage in currency strategies, using instruments such as currency forwards, futures and options, to take long and short foreign currency positions subject to a limit of exposure from such strategies to 40% of total managed assets. This capacity is in addition to the capacity to have 20% unhedged exposure to non-U.S. dollar currencies through the purchase of fixed income securities.
The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. The Fund may invest up to 25% of its total assets in the Subsidiary; although 10% of total managed assets may be utilized for commodity-related strategies. Exposure to commodities is expected to be achieved using a variety of instruments, such as futures contracts, options and other derivatives, or through investments in exchange-traded products that offer exposure to commodities. The Fund does not expect to hold physical commodities.
Each of the foregoing policies is a non-fundamental policy that may be changed without shareholder approval. The Fund also has the following non-fundamental policy, which, to the extent required by applicable law, may only be changed after notice to shareholders: under normal market conditions, the Fund will invest at least 80% of its total managed assets in inflation-protected securities and non-inflation-protected securities and
1
“Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).
2
U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

Western Asset Inflation-Linked Income Fund

instruments with the potential to enhance the Fund’s income.
To the extent permitted by the foregoing policies, the Fund may invest in emerging markets debt securities.
Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets. To the extent the Fund covers its commitments under these transactions, investment in these transactions will not be considered leverage for purposes of the Fund’s policy on the amount of leverage it may incur. The Fund currently expects that the average effective duration3 of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. The Fund may enter into credit default swap contracts, interest rate swap contracts and total return swap contracts for investment purposes, to manage its credit risk or to add leverage. There can be no assurance that the Fund will achieve its investment objectives.
The Fund seeks to offer an inflation hedge through investments in global inflation-linked securities, and primarily in U.S. TIPS. The Fund also seeks to offer shareholders certain additional advantages through the ability to invest in other fixed income asset classes, which may result in higher total returns and higher distribution rates. These asset classes include select investments in high-yield and investment grade credit, emerging markets and structured products.
The Fund may invest up to 20% of its total managed assets in securities that are not inflation-linked securities, such as corporate debt that is not inflation-linked, that are investment grade in quality at the time of their purchase. The Fund may invest up to 10% of its total managed assets in securities that are not inflation-linked securities, such as corporate debt that is not inflation-linked, that are rated below investment grade at the time of purchase (or, if unrated, assets of comparable quality as determined by management). If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. Investment grade quality debt securities are debt securities rated within a rating agency’s four highest grades (Baa or BBB or higher by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or a similar rating of another nationally recognized rating agency) or debt securities that are unrated but judged to be of comparable quality by Western Asset.
The Fund may enter into short sales, use reverse repurchase agreements and dollar rolls, and engage in other types of transactions, including derivative transactions (such as
3
Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates. Funds that employ leverage calculate effective duration based off of net assets.
Western Asset Inflation-Linked Income Fund

Summary of information regarding the Fund (unaudited) (cont’d)
options, futures contracts and swaps, including credit default swaps), for risk management purposes or as part of its investment strategies.
The Fund may borrow money in an amount up to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities. Such borrowings are not considered leverage for purposes of the Fund’s policy on the amount of leverage it may incur.
Principal Risk Factors
The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your common shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions.
Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in the common shares represents an indirect investment in the fixed income securities and other investments owned by the Fund, most of which could be purchased directly. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your common shares may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Market Discount Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Whether investors will realize gains or losses upon the sale of the common share will depend not upon the Fund’s net asset value but upon whether the market price of the common share at the time of sale is above or below the investor’s purchase price for the common share.
Because the market price of the common share will be determined by factors such as relative supply of and demand for the common share in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the common share will trade at, above or below net asset value or at, above or below the initial public offering price. The Fund’s common share is designed primarily for long term investors and you should not view the Fund as a vehicle for trading purposes.
Risks Relating to U.S. TIPS. The value of inflation-protected securities such as U.S. TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if

Western Asset Inflation-Linked Income Fund

inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of U.S. TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of U.S. TIPS.
Although the principal value of U.S. TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds U.S. TIPS, the Fund may earn less on the securities than on conventional debt securities. Any increase in principal value of U.S. TIPS caused by an increase in the CPI-U is taxable in the year the increase occurs, even though the Fund will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Internal Revenue Code of 1986, as amended (the “Code”).
If real interest rates rise (i.e., if interest rates rise due to reasons other than inflation), the value of the U.S. TIPS in the Fund’s portfolio will decline. In addition, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities.
The daily adjustment of the principal value of U.S. TIPS is currently tied to the non-seasonally adjusted CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Its calculation includes a three-month lag. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services. In addition, calculation of the CPI-U includes a three-month lag for purposes of determining the principal value of U.S. TIPS which, consequently, could have a negative impact on the value of U.S. TIPS under certain market conditions.
Fixed Income Securities Risk. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed income securities, including high-yield securities, are also subject to certain risks, including:
• Issuer Risk. The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
• Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the
Western Asset Inflation-Linked Income Fund

Summary of information regarding the Fund (unaudited) (cont’d)
market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Fluctuations in the market price of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may utilize certain strategies, including swaps, futures contracts, options on futures and options based on U.S. Treasury securities, for the purpose of reducing the interest rate sensitivity of the portfolio, although there is no assurance that it will do so or that such strategies will be successful. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk.
• Prepayment Risk. Many issuers have a right to prepay their securities. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Debt securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
• Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s common share price, its distributions or its overall return.
• Extension Risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s share price to be more volatile.
Credit Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an

Western Asset Inflation-Linked Income Fund

issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Lower and Unrated Securities Risk. The Fund may invest in below investment grade securities (commonly referred to as “high-yield” securities or “junk bonds”) at the time of investment. High yield debt securities are generally subject to greater credit risks than higher-grade debt securities, including the risk of default on the payment of interest or principal. High yield debt securities are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield debt securities tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Leverage risk. The value of your investment may be more volatile if the fund uses leverage-through borrowing of money and, under certain circumstances, reverse repurchase agreements, short sales, futures contracts, credit default swaps, dollar roll transactions and other investment techniques shareholder. The Fund’s leveraging strategy may not be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage will cause greater changes in the Fund’s net asset value than if leverage were not used. The Fund will also have to pay interest with respect to its leverage, which may reduce the Fund’s return. This expense may be greater than the Fund’s return on the underlying investments. It is anticipated that interest with respect to leverage will be based on shorter-term interest rates that would be periodically reset. There can be no assurance that the use of leverage will result in a higher yield on the shares. When leverage is employed, the net asset value and market price of the shares and the yield to shareholders will be more volatile. The use of leverage will cause the Fund’s net asset value to fall more sharply in response to increases in interest rates than it would in the absence of the use of leverage. Leverage creates two major types of risks for shareholders: the likelihood of greater volatility of net asset value and market price of the shares because changes in the value of the Fund’s assets, including investments bought with the proceeds from the use of leverage, are borne entirely by the shareholders; and the possibility either that net investment income will fall if the interest and dividend rates on leverage rise or that net investment income will fluctuate because the interest and dividend rates on leverage vary.
Because the fees received by Western Asset are based on the average weekly assets of the Fund (including assets represented by leverage), Western Asset has a financial incentive for
Western Asset Inflation-Linked Income Fund

Summary of information regarding the Fund (unaudited) (cont’d)
the Fund to incur leverage, which may create a conflict of interest between Western Asset and the shareholders. The fees paid to Franklin Templeton Fund Adviser, LLC are also based on the average weekly assets of the Fund.
Foreign Securities and Emerging Markets Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.
Foreign Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure. Even if the Fund attempts to hedge its foreign currency exposure, it may not be effective.

Western Asset Inflation-Linked Income Fund

Short Sales Risk. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, which may be substantial. A fund that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the fund does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position.
Commodities Market Risk. The Fund may gain exposure to the commodities markets, including by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. The Fund and the Subsidiary are deemed “commodity pools” and the investment adviser is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The investment adviser, directly or through its affiliates, is subject to dual regulation by the Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”).
Due to recent regulatory changes, additional regulatory requirements may be imposed, and additional expenses may be incurred by the Fund. The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time. Investments by the Fund in commodity-linked derivatives may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered as an investment company and is not subject to all of the investor protections of the Investment Company Act of 1940 (the “1940 Act”). Changes in the laws of the United States and/or the Cayman Islands could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, shareholders would likely suffer decreased investment returns. The Fund’s exposure to commodities markets, including through the Subsidiary, may be limited by its intention to qualify as a regulated investment company for U.S. federal income tax purposes, and may interfere with its ability to qualify as such.
Western Asset Inflation-Linked Income Fund

Summary of information regarding the Fund (unaudited) (cont’d)
Mortgage-backed and Asset-backed Securities Risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited, and therefore certain asset-backed securities present a heightened level of risk.
Counterparty Risk. The Fund may enter into transactions with counterparties that become unable or unwilling to fulfill their contractual obligations. There can be no assurance that any such counterparty will not default on its obligations to the Fund. In the event of a counterparty default, the Fund may be hindered or delayed in exercising rights against a counterparty and may experience significant losses. To the extent that the Fund enters into multiple transactions with a single or small set of counterparties, the Fund will be subject to increased counterparty risk.
Derivatives Risk. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Western Asset Inflation-Linked Income Fund

The Fund operates under Rule 18f-4 under the 1940 Act which, among other things, governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value at risk (VaR) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy.
Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. When the Fund sells credit protection via a credit default swap, credit risk increases since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.
Reverse Repurchase Agreements Risk. The Fund’s use of reverse repurchase agreements is a form of leverage and therefore involves many of the same risks involved in the Fund’s use of leverage described above, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities sold by the Fund in the reverse repurchase agreement may decline below the price at which the Fund remains obligated to repurchase such securities. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.
Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences will increase significantly and affect Fund investments more broadly during periods of market volatility. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the Fund’s investments involves subjective judgment, which may prove to be incorrect.
Western Asset Inflation-Linked Income Fund

Summary of information regarding the Fund (unaudited) (cont’d)
Inflation/Deflation Risk. Inflation risk is the risk that the Fund’s assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s portfolio could decline. Inflation risk is expected to be greater with respect to the Fund’s investments in securities or instruments other than U.S. TIPS. Common shares and distributions on the common shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio. Because the principal amounts of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in such securities.
Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. Western Asset will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Anti-Takeover Provisions Risk. The Charter and Bylaws of the Fund include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of seeking high current income. The Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the Fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). There can be no assurance, however, that such provisions will be sufficient to deter professional arbitrageurs that seek to cause the Fund to take actions that may not be consistent with its investment objective or aligned with the interests of long-term shareholders, such as liquidating debt investments prior to maturity, triggering taxable events for shareholders and decreasing the size of the Fund. Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging an investor from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions will be sufficient to deter professional investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders in order to allow the professional investor to arbitrage the Fund’s market price.
Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political

Western Asset Inflation-Linked Income Fund

developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Western Asset Inflation-Linked Income Fund

Summary of information regarding the Fund (unaudited) (cont’d)
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Securities may become “illiquid securities” after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments in order to segregate assets or for other cash needs, the Fund may suffer a loss.
Managed Distribution Risk. Under a managed distribution policy, the Fund would intend to make monthly distributions to shareholders at a fixed rate per share of common shares or a fixed percentage of net asset value that may include periodic distributions of long-term capital gains. Under a managed distribution policy, if, for any monthly distribution, ordinary income (that is, net investment income and any net short-term capital gain) and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s previously accumulated earnings and profits or cash generated from the sale of Fund assets. If, for any fiscal year, the total distributions exceeded ordinary income and net realized capital gains (the “Excess”), the Excess would decrease the Fund’s total assets and, as a result, would have the likely effect of increasing the Fund’s expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. If the Fund were to issue senior securities and not be in compliance with the asset coverage requirements of the 1940 Act, the Fund would be required to suspend the managed distribution policy. Pursuant

Western Asset Inflation-Linked Income Fund

to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution disclosing the sources of the distribution.
Operational risk. Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including those due to cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. The rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk. Like other funds and business enterprises, the Fund, the Fund’s investment advisers and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information) or proprietary information, cause the Fund, the manager, the subadviser and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent Fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund. The Fund and the Fund’s investment advisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund and/or the Fund’s investment advisers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack.
More Information
For a complete list of the Fund’s fundamental investment restrictions and more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s prospectus and statement of additional information, dated September 25, 2003, as
Western Asset Inflation-Linked Income Fund

Summary of information regarding the Fund (unaudited) (cont’d)
amended or superseded by subsequent disclosures. The Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.

Western Asset Inflation-Linked Income Fund

Dividend reinvestment plan (unaudited)
The Fund and Computershare Inc. (“Agent”), as the Transfer Agent and Registrar of WIA, offer a convenient way to add shares of WIA to your account. WIA offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIA unless the shareholder elects otherwise by contacting the Agent at the address set forth below.
As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIA, if the market price of the shares on the date of the distribution is at or above the net asset value (NAV) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIA through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.
Additional information regarding the plan
WIA will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any share split, share dividend, or other rights accruing to shareholders that the Board of Trustees may declare.
You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.
Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.
Inquiries regarding the Plan, as well as notices of termination, should be directed to Computershare Inc., P.O. Box 43006 Providence, RI 02940-3078. Investor Relations telephone number 1-888-888-0151.
Western Asset Inflation-Linked Income Fund

Important tax information (unaudited)
By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended November 30, 2025:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$7,527,153
Section 163(j) Interest Earned	§163(j)	$13,587,352
Interest Earned from Federal Obligations	Note (1)	$10,291,731
Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

Western Asset Inflation-Linked Income Fund

Western Asset
Inflation-Linked Income Fund
Trustees
Robert Abeles, Jr.
Jane F. Dasher
Anita L. DeFrantz
Susan B. Kerley
Michael Larson
Ronald L. Olson
Avedick B. Poladian
William E.B. Siart
Chair
Jaynie M. Studenmund
Peter J. Taylor
Jane Trust
Officers
Jane Trust
President and Chief Executive Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Ted P. Becker
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
Western Asset Inflation-Linked Income Fund
One Madison Avenue
17th Floor
New York, NY 10010
Investment advisers
Western Asset Management Company, LLC
Western Asset Management Company Limited
Western Asset Management Company Pte. Ltd.
Western Asset Management Company Ltd
Administrator
Franklin Templeton Fund Adviser, LLC
Custodian
The Bank of New York Mellon
Transfer agent
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
Independent registered public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD 21202
Legal counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
New York Stock Exchange Symbol
WIA

Western Asset Inflation-Linked Income Fund
Western Asset Inflation-Linked Income Fund
One Madison Avenue
17th Floor
New York, NY 10010
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, its common shares.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of Western Asset Inflation-Linked Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
90296-A 1/26

(b) Not applicable

ITEM 2.	CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 19(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

he Audit Committee of the Registrant’s Board of Trustees is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)). In addition, the Board of Trustees of the Registrant has determined that Mr. Robert Abeles, Jr. qualifies as an “audit committee financial expert” (as such term has been defined in the Regulations) based on its review of his pertinent experience, knowledge and education.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2024 and November 30, 2025 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $63,600 in November 30, 2024 and $64,236 in November 30, 2025.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant's financial statements were $0 in November 30, 2024 and $0 in November 30, 2025.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $11,000 in November 30, 2024 and $11,000 in November 30, 2025. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to the Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Registrant (“Service Affiliates”) during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this item, were $0 in November 30, 2024 and $0 in November 30, 2025.

There were no other non-audit services rendered by the Auditor to the Service Affiliates requiring pre-approval by the Audit Committee in the Reporting Periods.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by the Registrant’s investment manager or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and the Covered Service Providers constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

((g) Non-audit fees billed by the Auditor for services rendered to the Registrant and the Service Affiliates during the reporting period were $334,889 in November 30, 2024 and $344,935 in November 30, 2025.

((h) Yes. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Registrant or to the Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)     Registrant has a separately - designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane Dasher

Anita DeFrantz

Susan Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

Peter Taylor

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

NOTE

The policy below relating to proxy voting and corporate actions is a global policy for Western Asset Management Company, LLC (“Western Asset” or the “Firm”) and all Western Asset affiliates, including Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), as applicable. As compliance with the policy is monitored by Western Asset, the policy has been adopted from the US Compliance Manual and all defined terms are those defined in the US Compliance Manual rather than the compliance manual of any other Western Asset affiliate.

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare, for instance, when fixed income securities are converted into equity by their terms or in connection with a bankruptcy or corporate workout. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURES

Responsibility and Oversight

The Legal & Compliance Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions team of the Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Portfolio Compliance Group maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Portfolio Compliance Group for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

Where appropriate, the Regulatory Affairs Group reviews the issues presented to determine any material conflicts of interest. (See Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

The Portfolio Compliance Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Portfolio Compliance Group.

Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s proxy voting policies and procedures.

•	Copies of proxy statements received with respect to securities in client accounts.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast;
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team;
9.	Funds are required to categorize their votes so that investors can focus on the topics they find important. Categories include, for example, votes related to director elections, extraordinary transactions, say-on-pay, shareholder rights and defenses, and the environment or climate, among others; and

10.	Funds are required to disclose the number of shares voted or instructed to be cast, as well as the number of shares loaned but not recalled and, therefore, not voted by the fund.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies that potentially present conflicts of interest are reviewed by the Regulatory Affairs Group for a materiality assessment. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

5.	Western Asset votes these issues on a case-by-case basis on board-approved transactions.

6.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

7.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

8.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business.

What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

a.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V.   Environmental, Social and Governance (“ESG”) Matters

Western Asset incorporates ESG considerations, among other relevant risks, as part of the overall process where appropriate. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to ESG matters. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle. Western

Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1): As of the date of filing this report:

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Michael Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset (Since 2024); Co-Chief Investment Officer of Western Asset (2023-2024); employed by Western Asset Management as an investment professional for at least the past five years

Frederick Marki Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2016

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Co-portfolio manager of the fund since 2016; portfolio manager at Western Asset for more than five years

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of November 30, 2025.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Michael C. Buchanan ‡	Other Registered Investment Companies	58	$81.37 billion	None	None
	Other Pooled Vehicles	192	$45.81 billion	16	$2.99 billion
	Other Accounts	274	$80.14 billion	12	$6.66 billion
Frederick R. Marki‡	Other Registered Investment Companies	11	$8.98 billion	None	None
	Other Pooled Vehicles	8	$1.24 billion	None	None
	Other Accounts	47	$18.43 billion	None	None

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). They are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation (As of November 30, 2025):

Investment Professional Compensation

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of November 30, 2025.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
Michael C. Buchanan	A
Frederick Marki	A

Dollar Range ownership is as follows:
A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (3) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Inflation-Linked Income Fund

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 27, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 27, 2026

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	January 27, 2026